UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

EVO Transportation & Energy Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54218	37-1615850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 West Pinnacle Peak Rd. Suite 130, Phoenix, AZ		85027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-973-9191

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Loan and Executive Loan Agreement

The disclosures set forth in Items 2.03, 3.02, and 5.02 below are incorporated by reference into this Item 1.01.

Amendments to Secured Convertible Promissory Notes

On March 11, 2022, EVO Transportation & Energy Services, Inc. (the "Company") entered into amendments (the "Convertible Note Amendments") to certain secured convertible promissory notes (the "Convertible Notes") dated February 1, 2017 with Danny Cuzick, individually and as holders representative on behalf of each of Damon Cuzick, Thomas Kiley, and Theril Lund. The Convertible Note Amendments permit the holder of each note and Danny Cuzick in his capacity as holders representative to convert the full amount of outstanding principal and accrued interest, without limitation related to trading volume of the Company's common stock, into either shares of common stock of the Company or warrants to purchase shares of common stock of the company at an exercise price of $0.01 per share. The foregoing description of the Convertible Note Amendments does not purport to be complete and is qualified in its entirety by reference to the copies of the Convertible Note Amendments filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Lease Renewal Agreement

On March 21, 2022, the Company entered into a Lease Renewal Agreement (the "Lease Renewal Agreement") with HP Lumina, LLC pursuant to which the Company extended the lease for its facility located at 9318 and 9400 Sprinkle Road, Austin, Texas 78754. The Lease Renewal Agreement has an initial term beginning May 1, 2022 and ending April 30, 2027 and includes two Company renewal options of five years each at then-prevailing market rental rates for comparable properties. The Lease Renewal Agreement provides for monthly rent of $19,000 for the first two years of the term, $19,570 for the third year of the term, $20,157 for the fourth year of the term, and $20,761 for the fifth year of the term. The foregoing description of the Lease Renewal Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Lease Renewal Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Secured Loan and Executive Loan Agreement

On March 11, 2022, the Company and certain subsidiary guarantors of the Company entered into a Senior Secured Loan and Executive Loan Agreement (the "Loan Agreement") with Antara Capital Master Fund LP ("Antara") and each of Thomas J. Abood, the Company's chief executive officer, Damon R. Cuzick, the Company's chief operating officer, Bridgewest Growth Fund LLC, an entity affiliated with Billy (Trey) Peck Jr., the Company's executive vice president - business development, and Batuta Capital Advisors LLC ("Batuta" and together with Mr. Abood, Mr. Cuzick, and Bridgewest Growth Fund LLC, the "Executive Lenders"), an entity affiliated with Alexandre Zyngier, a member of the Company's board of directors.

Pursuant to the Loan Agreement, the Company borrowed $9 million (the "Loan") from Antara and has the ability to borrow up to an additional $3 million from Antara prior to May 31, 2022, and also borrowed $825,000 (the "Executive Loans") from the Executive Lenders. $200,000 of the amount the Company borrowed from the Executive Lenders was borrowed in exchange for Batuta's surrender of a secured convertible promissory note in the principal amount of $200,000 dated August 8, 2018 that Batuta previously purchased from Dane Capital Fund LP. The Loan and Executive Loans bear interest at 14% per annum and have a maturity date of the earlier of (i) demand by Antara at any time prior to the date on which a collateral agent designated by Antara has been granted a valid and enforceable, perfected, first priority lien on the collateral described in the Loan Agreement, subject only to permitted liens, on terms reasonably acceptable to the Antara, and (ii) May 31, 2022. Interest on the Loan and Executive Loans will accrue until the principal balances are repaid.

In the event of a default, the lenders have the right to terminate their obligations under the Loan Agreement and to accelerate the payment on any unpaid principal amount of all outstanding loans. As defined in the Loan Agreement, events of default include, but are not limited to: failure by the Company to pay any amount due under the Loan Agreement when due; default by the Company or any of its subsidiaries for failure to pay amounts due and payable under any indebtedness in an amount in excess of $100,000 if the effect of such default is to accelerate the maturity of any such indebtedness; and any representation or warranty made in connection with the Loan Agreement being materially false.

The foregoing summary of the material terms of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Senior Secured Loan and Executive Loan Agreement Warrants

In connection with the Loan Agreement, and as a condition to the Company drawing the Loan pursuant to the Loan Agreement, on March 11, 2022, the Company granted Antara 11,969,667 warrants to purchase Company common stock at $0.01 per share and granted the Executive Lenders an aggregate of 1,097,219 warrants to purchase Company common stock at $0.01 per share (collectively, the "Loan Warrants"), subject to certain adjustments. Each Loan Warrant may be exercised for cash or on a cashless basis, pursuant to the terms of such warrants, for a period of five years from the date of issuance.

The foregoing summary of the material terms of the Loan Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Warrants, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Convertible Note Warrants

On March 11, 2022, Danny Cuzick, individually and as holders representative on behalf of each of Damon Cuzick, Thomas Kiley, and Theril Lund, exercised the right to convert the Convertible Notes into warrants to purchase shares of common stock of the company at an exercise price of $0.01 per share. As a result, the Company granted Messrs. Cuzick, Cuzick, Kiley, and Lund an aggregate of 7,533,750 warrants to purchase Company common stock at $0.01 per share (collectively, the "Convertible Note Warrants"). Each Convertible Note Warrant may be exercised for cash or on a cashless basis, pursuant to the terms of such warrants, for a period of five years from the date of issuance. The foregoing description of the Convertible Note Warrants does not purport to be complete and is qualified in its entirety by reference to the copies of the Convertible Note Warrants filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

Appointment of Michael Bayles as Director

Pursuant to the Loan Agreement, on March 11, 2022, the Company appointed Michael Bayles, a former member of the Company’s board of directors (the “Board”) and a former officer of the Company, as a member of the Company's Board, effective immediately. Mr. Bayles was appointed to fill a newly-created vacancy on the Board. Pursuant to the Certificate of Designations described in Item 5.03 of this Current Report on Form 8-K, on March 18, 2022, Mr. Bayles was appointed to serve on each committee of the Board. Also pursuant to the Certificate of Designations, Mr. Bayles is expected to serve as a member of the Board until such time as the Series C Preferred is no longer outstanding or until his earlier resignation.

Michael Bayles, age 38, previously served as restructuring advisor to the Company from May 2020 to October 2020 and as chief restructuring officer and a member of the Board from October 2020 until his resignation in March 2021. Mr. Bayles has served as vice president of investments of Slam Corp, a special purpose acquisition company, since March 2021. Mr. Bayles previously served as an analyst at Antara Capital from May 2018 until May 2020, and as a credit analyst at GLG Partners from May 2016 to December 2017. Prior to GLG Partners, Mr. Bayles was vice president at Avenue Capital Group from September 2008 to April 2016. Mr. Bayles has a bachelor’s degree in economics from the Wharton School of the University of Pennsylvania. The Company believes that Mr. Bayles’s significant restructuring and credit analysis experience make him well qualified to serve as a member of the Board.

Mr. Bayles does not have any family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Except as disclosed in this Current Report on Form 8-K, there are no related party transactions involving Mr. Bayles that are reportable under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series C Preferred Stock

On March 11, 2022, and pursuant to the Loan Agreement, the Company filed a Certificate of Designations of Series C Non-Participating Preferred Stock (the "Certificate of Designations") with the Secretary of State of the State of Delaware, which authorizes the Company to issue up to one share of Series C Preferred Stock (the "Series C Preferred").

Under the Certificate of Designations, prior to a payment default under the Loan (a "Bridge Loan Triggering Event") and following the date on which all principal and accrued interest (including default interest) payable under the Loan has been paid-in-full (the date of such payment-in-full, the "Bridge Loan Discharge Date"), the holder of Series C Preferred will have no voting rights except as otherwise required by law. Under the Certificate of Designations, upon the occurrence of a Bridge Loan Triggering Event through and including the Bridge Loan Discharge Date, the holders of Series C Preferred will vote together with the holders of the Company's common stock as a single class on any matter presented to the holders of the Company's common stock for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting) or on which such holders of common stock are otherwise entitled to act (each, a "Shareholder Matter"), and the holders of Series C Preferred will be entitled to cast a number of votes on any Shareholder Matter equal to the total number of votes of all non-holders of Series C Preferred entitled to vote on any such Shareholder Matter plus 10. In addition, the Certificate of Designations provides that governance mechanisms that could have the effect of limiting, reducing or adversely affecting the Series C Preferred holders’ voting or board-appointment rights under the Certificate of Designations will require the consent of holders of a majority of the then outstanding (the "Series C Majority") Series C Preferred.

In addition, the Certificate of Designations grants the Series C Majority the exclusive right, voting separately as a class, to elect or appoint (i) prior to a Bridge Loan Triggering Event, one director to the Board (who shall, unless the majority of the Series C Preferred elects otherwise in its sole discretion, also serve as a member of each Board committee) and (ii) upon the occurrence of a Bridge Loan Triggering Event through and including the Bridge Loan Discharge Date, a majority of the members of the Board.

The Series C Majority may elect to waive or decline to exercise any or all voting or Board-appointment rights granted under the Certificate of Designations, in whole or in part, on either a revocable or irrevocable basis.

The foregoing summary description of the rights and preferences of the holders of Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On March 18, 2022, and pursuant to the Loan Agreement, the Board adopted amended and restated bylaws of the Company (the "A&R Bylaws"). The A&R Bylaws amend the Company's prior bylaws to conform to the Certificate of Designations with respect to the voting and procedural mechanisms applicable to the Series C Preferred on Shareholder Matters, and also to conform titles of Company officers to the titles previously approved by the Board. The foregoing summary of the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Bylaws, which are filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series C Non-Participating Preferred Stock of EVO Transportation & Energy Services, Inc., dated March 11, 2022
3.2	Amended and Restated Bylaws of EVO Transportation & Energy Services, Inc., dated March 18, 2022
4.1

Senior Secured Loan and Executive Loan Agreement dated March 11, 2022 between and among EVO Transportation & Energy Services, Inc., certain of its subsidiaries as guarantors, Antara Capital Master Fund LP, Thomas J. Abood, Damon R. Cuzick, Bridgewest Growth Fund LLC, and Batuta Capital Advisors LLC

10.1	Second Amendment to Secured Convertible Promissory Note dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Danny R. Cuzick
10.2

Second Amendment to Secured Convertible Promissory Note dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Danny R. Cuzick, as holders representative on behalf of Damon R. Cuzick

10.3

Second Amendment to Secured Convertible Promissory Note dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Danny R. Cuzick, as holders representative on behalf of Theril H. Lund

10.4

Second Amendment to Secured Convertible Promissory Note dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Danny R. Cuzick, as holders representative on behalf of Thomas J. Kiley

10.5	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Antara Capital Master Fund LP
10.6	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Thomas J. Abood
10.7	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Damon R. Cuzick
10.8	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Bridgewest Growth Fund LLC
10.9	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Batuta Capital Advisors LLC
10.10	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Danny R. Cuzick
10.11	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Damon R. Cuzick
10.12	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Theril H. Lund
10.13	Warrant dated March 11, 2022 between EVO Transportation & Energy Services, Inc. and Thomas J. Kiley
10.14	Lease Renewal Agreement dated March 21, 2022 between EVO Transportation & Energy Services, Inc. and HP Lumina, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2022	By:	/s/ Thomas J. Abood
	Its:	Chief Executive Officer